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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): August 28, 2003



                                   Alloy, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)



Delaware                       0-26023             04-3310676
--------                       -------             ----------
(State or other            (Commission         (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)


     151 West 26th Street, 11th Floor, New York, New York          10001
-------------------------------------------------------------------------------
             (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (212) 244-4307
                                                           ---------------

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Item   12.    Results of Operations and Financial Condition.

On August 28, 2003, Alloy, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 to announce its second quarter results for its fiscal year ending January 31, 2004.

Use of Non-GAAP Financial Information

To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company uses the non-GAAP measures of earnings before income taxes and acquired intangible asset amortization ("EBTA") and earnings before interest and other income / expense, income taxes, depreciation and amortization, and stock-based compensation expense ("Adjusted EBITDA"). By presenting EBTA and Adjusted EBITDA, the Company intends to provide investors a better understanding of the core operating results and underlying trends to measure past performance as well as prospects for the future. The Company evaluates operating performance based on several measures, including EBTA and Adjusted EBITDA, as the Company believes they are an important measure of the operational strength of its businesses.

The non-GAAP measures included in the press release attached hereto as Exhibit
99.1 have been reconciled to the comparable GAAP measures as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Exhibit
Number            Description
------            -----------

99.1              Press  release dated August 28, 2003 Announcing
                  Second Quarter Financial  Results


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ALLOY, INC.
                                         (Registrant)



Date: September 4, 2003           /s/ Samuel A. Gradess
                                  ---------------------------------------------
                                    Samuel A. Gradess, Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

99.1              Press  release dated August 28, 2003 Announcing
                  Second Quarter Financial  Results





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